UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  June 6, 2005


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


                New York                0-10832              13-2956272
      (State or other jurisdiction    (Commission           (IRS Employer
            of incorporation)         File Number)       Identification No.)


                  250 Clearbrook Road
                  Elmsford, New York                              10523
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (914) 592-6100


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events.

The Company  announced that Dr. Robert Molteni has been named the Executive
Vice President of Technology. Dr. Molteni will be responsible for implementing the Company's strategic technology and marketing plans and all engineering development focused on new products in the digital imaging field. Dr. Molteni holds a PhD in Physics from the University of Milan, Italy, and is an internationally recognized expert by his peers. His work has resulted in the issuance of many patents, numerous technical papers, lectures and other honors.

Item 9.01      Financial Statements and Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number        Description
------        -----------
   99.1       Press Release of AFP Imaging Corporation, dated June 6, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 6, 2005

                             AFP Imaging Corporation



                             By:  /s/ Elise Nissen
                                  -------------------------------------
                                  Elise Nissen, Chief Financial Officer


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

                             AFP Imaging Corporation
                     Form 8-K (Date of Report: June 6, 2005)

                                  Exhibit Index

   Exhibit
   Number     Description
   ------     -----------
   99.1       Press Release of AFP Imaging Corporation, dated June 6, 2005.


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